SUPPLEMENT DATED DECEMBER 15, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR PORTFOLIO OPTIMIZATION AGGRESSIVE GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for Portfolio Optimization Aggressive Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Risks from Holdings in Underlying Funds subsection, Non-Diversification Risk is added after Consumer Non-Cyclical Sector Risk. The disclosure for this new risk is as follows:

•	Non-Diversification Risk: A Portfolio Optimization Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Portfolio Optimization Underlying Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Portfolio Optimization Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent a Portfolio Optimization Underlying Fund from being managed as though it were a diversified fund.